As filed with the Securities and Exchange Commission on August 13, 2002


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                                       ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 13, 2002
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

Commission File          Exact name of registrant as specified in its charter,       I.R.S. Employer I
   Number              state of incorporation, address of principal executive       dentification Number
                                     offices, and telephone number

   1-8349                          Florida Progress Corporation                         59-2147112
                                    410 South Wilmington Street
                                   Raleigh, North Carolina 27601
                                     Telephone: (919) 546-6111
                                  State of Incorporation: Florida


The address of the registrant has not changed since the last report.

ITEM 9.   REGULATION FD DISCLOSURE

          The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Florida Progress Corporation that the information is material or that the dissemination of the information is required by Regulation FD.

          On August 13, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of William Cavanaugh III, the registrant's chief executive officer, and Peter M. Scott III, the registrant's chief financial officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLORIDA PROGRESS CORPORATION

                                     Registrant

                                     By:     /s/ Robert H. Bazemore, Jr.
                                             ----------------------------------
                                     Robert H. Bazemore, Jr.
                                     Vice President and Controller
                                     (Chief Accounting Officer)



Date: August 13, 2002

                                  EXHIBIT INDEX


99.1      Section 906 Certificate of Chief Executive Officer
99.2      Section 906 Certificate of Chief Financial Officer



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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Florida Progress Corporation (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Cavanaugh III, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ William Cavanaugh III
-------------------------
William Cavanaugh III
Chairman, President and
Chief Executive Officer
August 13, 2002

                                                                    Exhibit 99.2




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q of Florida Progress Corporation (the "Company") for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter M. Scott III, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Peter M. Scott III
----------------------
Peter M. Scott III
Executive Vice President and
Chief Financial Officer
August 13, 2002